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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being directors and/or officers of General Electric Capital Corporation, a New York corporation (the "Corporation"), hereby constitutes and appoints Gary C. Wendt, Denis J. Nayden, James A. Parke, Jeffrey S. Werner and Nancy E. Barton, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead in any and all capacities, to execute in the name of each such person and to file (i) a Registration Statement of the Corporation on Form S-3 under the Securities Act of 1933 with respect to $7,500,000,000 aggregate amount of the Corporation's debt securities, warrants and preferred stock, and (ii) any and all amendments and post-effective amendments to such Registration Statement as such person or persons executing the same pursuant to this Power of Attorney may approve.

     This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

     IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand this 22nd day of July, 1998.



/s/ Gary C. Wendt                        /s/ Denis J. Nayden
____________________________________     ______________________________________
Gary C. Wendt                            Denis J. Nayden
Chairman of the Board                    President, Chief Operating
  and Chief Executive Officer            Officer and Director
  (Principal Executive Officer)

/s/ James A. Parke                       /s/ Joan C. Amble
____________________________________     ______________________________________
James A. Parke                           Joan C. Amble
Senior Vice President, Finance           Vice President and Controller
  and Director (Principal Financial      (Principal Accounting Officer)
  Officer)

/s/ Jeffrey S. Werner                    /s/ Nigel D.T. Andrews
____________________________________     ______________________________________
Jeffrey S. Werner                        Nigel D.T. Andrews
Senior Vice President - Corporate        Director
  Treasury and Global Funding
  Operation

/s/ Nancy E. Barton                      /s/ James R. Bunt
____________________________________     ______________________________________
Nancy E. Barton                          James R. Bunt
Director                                 Director



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                                                                               2

/s/ David M. Cote                        /s/ Dennis D. Dammerman
____________________________________     ______________________________________
David M. Cote                            Dennis D. Dammerman
Director                                 Director

/s/ Paolo Fresco                         /s/ Benjamin W. Heineman, Jr.
____________________________________     ______________________________________
Paolo Fresco                             Benjamin W. Heineman, Jr.
Director                                 Director

/s/ Jeffrey R. Immelt                    /s/ W. James McNerney, Jr.
____________________________________     ______________________________________
Jeffrey R. Immelt                        W. James McNerney, Jr.
Director                                 Director

/s/ John H. Myers                        /s/ Robert L. Nardelli
____________________________________     ______________________________________
John H. Myers                            Robert L. Nardelli
Director                                 Director

/s/ Michael A. Neal                      /s/ John M. Samuels
____________________________________     ______________________________________
Michael A. Neal                          John M. Samuels
Director                                 Director

/s/ Edward D. Stewart                    /s/ John F. Welch, Jr.
____________________________________     ______________________________________
Edward D. Stewart                        John F. Welch, Jr.
Director                                 Director